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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 14, 2001


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
             DATED AS OF MAY 30, 2001, PROVIDING FOR THE ISSUANCE OF
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2001-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
             (Exact name of registrant as specified in its charter)
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         Delaware                    333-40426                13-3439681
         --------                    ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

          390 Greenwich Street
          New York, New York                                      10013
          ------------------                                      -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000



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                                       -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pools

                   On May 30, 2001, a single series of certificates, entitled New Century Home Equity Loan Trust, Series 2001-NC1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 30, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Ocwen Federal Bank FSB ("Ocwen") as master servicer (the "Master Servicer"), and U.S. Bank National Association as trustee (the "Trustee"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class A-IO Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R-I Certificates," the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $380,241,713 as of June 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 29, 2001 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation and NC Capital Corporation. The Class A Certificates, the Class A-IO Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated May 29, 2001 among the Depositor and the Underwriter.




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                                       -3-



                   The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                        Initial Certificate
Class                    Principal Balance               Pass-Through Rate
-----                    -----------------               -----------------
 A                       $ 343,168,000.00                     Variable
A-IO                     $  38,024,171.00                     Variable
M-1                      $  16,160,000.00                     Variable
M-2                      $   9,506,000.00                     Variable
M-3                      $   8,555,000.00                     Variable
CE                       $   2,852,613.00                     Variable
 P                       $         100.00                       N/A
R-I                      100 % Percentage Interest              N/A
R-II                     100 % Percentage Interest              N/A
R-III                    100 % Percentage Interest              N/A

               The Certificates, other than the R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 24, 2001, and the Prospectus Supplement, dated May 29, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class R have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.




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                                       -4-


Item 7.        Financial Statements and Exhibits
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                       (a)    Not applicable

                       (b)    Not applicable

                       (c)    Exhibits



      Exhibit No.                                  Description
      -----------                                  -----------

          4.1 Pooling and Servicing Agreement, dated as of May 30, 2001, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Ocwen Federal Bank FSB as Master Servicer and U.S. Bank National Association as Trustee, relating to the Series 2001-NC1 Certificates.





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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 31, 2001

                                                     SALOMON BROTHERS MORTGAGE
                                                     SECURITIES VII, INC.


                                                     /s/Matthew R. Bollo
                                                     ------------------------
                                                     Matthew R. Bolloame:
                                                     Assistant Vice President






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
                                      Index to Exhibits
                                      -----------------



                                                                                 Sequentially
      Exhibit No.                          Description                           Numbered Page
      -----------                          -----------                           -------------
          4.1           Pooling and Servicing Agreement, dated as of                   7
                        May 30, 2001, by and among Salomon Brothers
                        Mortgage Securities VII, Inc. as Depositor,
                        Ocwen Federal Bank FSB as Master Servicer and
                        U.S. Bank National Association as Trustee,
                        relating to the Series 2001-NC1 Certificates.





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                                   Exhibit 4.1